SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

       Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 1997
                                                  ---------------

                           HEMACARE CORPORATION
             (Exact name of registrant as specified in its charter)

California                        0-15223                   95-3280412
(State or other           (Commission File Number)    (I.R.S. Employer I.D.
jurisdiction of                                        Number)
incorporation or
organization)

                         4954 Van Nuys Boulevard
                      Sherman Oaks, California 91403
                ------------------------------------------
                 (Address of principal executive offices)

                             (818) 986-3883
                ------------------------------------------
            (Registrant's telephone number, including area code)

                            (Not Applicable)
                ------------------------------------------
       (Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets.
---------------------------------------------

(a) Pursuant to an Asset Purchase Agreement dated
    August 1, 1997 (the "Agreement"), HemaCare
    Corporation (the "Company" or "HemaCare") and its wholly-owned subsidiary Gateway Community Blood
    Bank, Inc. ("Gateway") entered into an agreement with Haemonetics Corporation ("Haemonetics") to sell substantially all the operating assets of Gateway to Haemonetics. The assets purchased by Haemonetics include product and supplies inventories, the right to use the name "Gateway
    Community Blood Bank, Inc.," furniture, equipment and leasehold improvements. In addition, HemaCare has agreed not to compete with Gateway for a period ending twelve months following the satisfaction by Haemonetics of all payment liabilities under the Agreement.

    The transaction closed on August 1, 1997, and in accordance with the terms of the Agreement, HemaCare received an initial cash payment of $308,000 at closing. In addition, Haemonetics assumed approximately $218,000 of capital lease obligations and certain operating lease liabilities related to Gateway's operations. Transaction costs, primarily legal fees, are estimated at $53,000. Of the initial payment amount, $200,000 is a non-refundable advance against the Company's interest in Gateway's future revenue. The Company is entitled to receive a percentage of Gateway's revenues, as defined in the Agreement, over the five year period subsequent to August 1, 1997, not to exceed a total of $622,000. The terms of the sale provide for an additional $100,000 payment to HemaCare when Gateway receives a Food and Drug
    Administration blood establishment license.

Item 7.  Financial Statements and Exhibits
-------------------------------------------

(a) Not applicable.

(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated financial statements and notes give effect to the sale of the operations of Gateway Community Blood Program, Inc.
("Gateway"), a wholly-owned subsidiary of HemaCare
Corporation ("HemaCare"), to Haemonetics Corporation
("Haemonetics").

The unaudited pro forma condensed consolidated results of operations represent the historical results of continuing operations of HemaCare for the year ended December 31, 1996 and the six months ended June 30, 1997, adjusted to reflect the disposition of Gateway's operations as if it had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet was prepared to reflect the disposition of Gateway's operations as if it had occurred on June 30, 1997. The pro forma information has been prepared utilizing the historical financial statements of HemaCare and the historical financial statements of Gateway. The pro forma condensed financial information is based on the estimates and assumptions set forth in the notes to the pro forma financial statements.

Pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the actual financial condition if the disposition had occurred at the date of the balance sheet presented or results of operations had the disposition occurred at the beginning of the periods for the statements of operations presented, nor are they necessarily indicative of the results of future operations. The information presented below should be read in conjunction with the information of HemaCare included in it 1996 annual report on Form 10-K and it quarterly report for the period ended June 30, 1997 filed on Form 10-Q.

                               HEMACARE CORPORATION
                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                             Pro Forma
                                        As Reported (1)    Gateway (2)     Adjustments (3)     Pro Forma
                                        ---------------   --------------   ---------------   ------------
                                           (Unaudited)


Revenues                                $ 10,921,000      $    652,000                       $ 10,269,000
Operating costs and expenses               9,687,000         1,757,000                          7,930,000
                                        -------------     -------------    -------------     -------------
      Operating profit (loss)              1,234,000        (1,105,000)                         2,339,000

General and administrative expense         2,288,000                                            2,288,000
Interest expense (income), net                36,000            37,000                             (1,000)
                                        -------------     -------------    -------------     -------------
(Loss) income from continuing
  operations before income taxes          (1,090,000)       (1,142,000)                            52,000

Provision for income taxes                         -                 -                                  -
                                        -------------     -------------    -------------     -------------
        (Loss) income from continuing
           operations                   $ (1,090,000)     $ (1,142,000)                      $     52,000
                                        =============     =============    =============     =============

Per share amounts:
(Loss) income from continuing
  operations                            $      (0.17)                                        $       0.01
                                        =============                                        =============

  Weighted average common and
   common equivalent shares
   outstanding                             6,349,940                            104,328 (4)     6,454,268
                                        =============                      =============     =============

                               HEMACARE CORPORATION
                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                       FOR THE SIX MONTHS ENDED JUNE 30, 1997


                                                                                  Pro Forma
                                            As Reported (5)     Gateway (2)     Adjustments (3)      Pro Forma
                                            ---------------    -------------    ---------------    --------------
                                              (Unaudited)       (Unaudited)


Revenues                                    $  5,595,000       $   526,000                         $  5,069,000
Operating costs and expenses                   4,740,000           760,000                            3,980,000
                                            -------------      ------------     --------------     -------------
  Operating profit                               855,000          (234,000)                           1,089,000

General and administrative expense               972,000                                                972,000
Interest expense (income), net                     3,000            17,000                              (14,000)
                                            -------------      ------------     --------------     -------------
(Loss) income from continuing operations
  before income taxes                           (120,000)         (251,000)                             131,000
Provision for income taxes                             -                 -                  -                 -
                                            -------------      ------------     --------------     -------------
  (Loss) income from continuing
    operations                              $   (120,000)      $  (251,000)                        $    131,000
                                            =============      ============     ==============     =============

Per share amounts:
(Loss) income from continuing operations    $      (0.02)                                          $       0.02
                                            =============                       ==============     =============

  Weighted average common and common
    equivalent shares outstanding              7,187,411                               16,630 (4)     7,204,041
                                            =============                       ==============     =============

                                 HEMACARE CORPORATION
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  AS OF JUNE 30, 1997


                                                                  Pro Forma
                                            As Reported (6)     Adjustments (3)        Pro Forma
                                            ---------------     ----------------     -------------
                                              (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                 $  1,823,000        $   308,000  (7)     $  2,131,000
  Marketable securities                          192,000                                  192,000
  Accounts receivable, net                     1,409,000                                1,409,000
  Supplies and product inventories               457,000            (67,482) (8)          389,518
  Prepaid expenses                               168,000            (15,524) (8)          152,476
  Note receivable from officer - current          15,000                                   15,000
                                            -------------       ------------         -------------
       Total current assets                    4,064,000            224,994             4,288,994

Plant and equipment, net of
  accumulated depreciation                       721,000           (242,595) (8)          478,405
 Note receivable from officer -
  non-current                                     77,000                                   77,000
 Other assets                                     47,000            (27,074) (9)           19,926
                                            -------------       ------------         -------------
                                            $  4,909,000        $   (44,675)         $  4,864,325
                                            =============       ============         =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                          $  1,094,000                             $  1,094,000
  Accrued purchases and other accrued
    expenses                                      21,000             (1,900) (8)           19,100
  Accrued payroll and payroll taxes              450,000                                  450,000
  Other accrued expenses                         294,000             53,000  (10)         347,000
  Current obligations under capital
    leases                                       256,000            (78,012) (11)         177,988
  Reserve for discontinued operations
    - current                                    284,000                                  284,000
                                            -------------       ------------         -------------
       Total current liabilities               2,399,000            (26,912)            2,372,088

Obligations under capital leases, net
  of current portion                             446,000           (144,514) (11)         301,486
Commitments and contingencies
Shareholders' equity:
  Common stock, without par value              13,507,000                              13,507,000
  Accumulated deficit                         (11,443,000)          126,751  (12)     (11,316,249)
                                            --------------      ------------         -------------
       Total shareholders' equity               2,064,000           126,751             2,190,751
                                            --------------      ------------         -------------
                                            $   4,909,000       $   (44,675)         $  4,864,325
                                            ==============      ============         =============

                          HEMACARE CORPORATION

              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) Audited consolidated condensed results of continuing operations of HemaCare for the year ended December 31, 1996.

(2) Unaudited results of operations of Gateway for the period indicated.

(3) Adjustments necessary to reflect the results of operations as if the disposition of Gateway had occurred at the beginning of the periods presented and the balance sheet as if the disposition had occurred at June 30, 1997.

(4) The impact of the dilutive common stock equivalents.

(5) Unaudited consolidated condensed results of continuing operations of HemaCare for the six months ended June
    30, 1997.

(6) Unaudited consolidated balance sheet of HemaCare at June 30, 1996.

(7) Proceeds from the sale of assets to Haemonetics.

(8) Sale of net assets to Haemonetics.

(9) Write-off of Gateway organization costs.

(10) Transaction costs, primarily legal and accounting.

(11) Assumption of capital lease liabilities by Haemonetics.

(12) Gain on the disposition of assets, net of transaction costs, primarily legal and accounting and the write-off of Gateway organization costs. The pro forma gain is based on the book value of the assets and liabilities of Gateway at June 30, 1997. Actual gain will be based on book values as of the August 1, 1997 disposition date. However, the difference is not expected to be material.

(c) Exhibits

    2.1     Asset Purchase Agreement between the
            Registrant, Gateway Community Blood Program,
            Inc. (a wholly owned subsidiary of the
            Registrant) and Haemonetics Corporation, dated August 1, 1997, including list of omitted schedules. See also Exhibit 99.1

     99.1 Agreement to Furnish Exhibits and Schedules to Exhibit 2.1.




                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEMACARE CORPORATION
                                   (Registrant)

Date:    August 15, 1997
                                By: _________________________________
                                    Hal I. Lieberman, President & CEO

                       INDEX TO EXHIBITS

                        Exhibits                           Method of Filing
                                                           ----------------

2.1     Asset Purchase Agreement between the Registrant,
        Gateway Community Blood Program, Inc. (a wholly
        owned subsidiary of the Registrant) and
        Haemonetics Corporation, dated August 1, 1997,
        including list of omitted schedules.
        See also Exhibit 99.1............................. Filed herewith electronically

99.1   Agreement to Furnish Exhibits and Schedules
       to Exhibit 2.1..................................... Filed herewith electronically

                             9